UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 7, 2019

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Not applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 7.01.	Regulation FD Disclosure.

On May 7, 2019, Drone Aviation Holding Corp. (the “Company”) issued a press release announcing receipt of its first contract award for its newly designed aerostat product, the WASP Lite, from a U.S. Army customer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference. The information contained in the website is not a part of this Current Report on Form 8-K.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant dated May 7, 2019.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: May 8, 2019	By:	/s/ Kendall Carpenter
Kendall Carpenter
Chief Financial Officer

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